EXHIBIT 32.1

INNOVATIVE PRODUCT OPPORTUNITIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of INNOVATIVE PRODUCT OPPORTUNITIES, INC. (the Registrant) on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Nadav Elituv, Principal  Executive Officer and Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Nadav Elituv and will be retained by INNOVATIVE PRODUCT OPPORTUNITIES, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  August 19, 2015

By:  /s/ Nadav Elituv

Nadav Elituv

President (Principal Executive Officer), Principal Financial Officer and Director